UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 3, 2024

Illumina, Inc.

(Exact name of registrant as specified in its charter)

001-35406

(Commission File Number)

Delaware	33-0804655
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

5200 Illumina Way, San Diego, CA 92122

(Address of principal executive offices) (Zip code)

(858) 202-4500

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	ILMN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13a of the Exchange Act. ☐

Explanatory Note

On June 3, 2024, Illumina, Inc. (the “Company” or “Illumina”) filed a Current Report on Form 8-K (the “Original 8-K”) to announce that its board of directors approved the separation (the “Spin-Off”) of GRAIL, LLC (“GRAIL”), to be effected by the Company’s distribution of at least 85.5% of the shares of common stock of GRAIL, par value $0.001 per share, to holders of common stock of the Company as a pro rata dividend in the Spin-Off (the “Distribution”). The Original 8-K also included information regarding anticipated dates affecting the trading of GRAIL’s and Illumina’s common stock in connection with the Distribution. This Form 8-K/A is being filed to further clarify those dates.

Item 8.01.	Other Events.

The Distribution is expected to be effective at 12:01 A.M. New York City time on June 24, 2024 (the “Distribution Date”). Beginning on or about June 12, 2024, and continuing through, and including, the Distribution Date, it is expected that GRAIL common stock will trade on a “when-issued” basis on the Nasdaq Global Select Market (“Nasdaq”) under the ticker symbol “GRALV.” On Tuesday, June 25, 2024, the first trading day following the Distribution Date, GRAIL is expected to begin trading “regular way” on Nasdaq under the ticker symbol “GRAL.”

Beginning on or about June 12, 2024, and continuing through, and including, the Distribution Date, it is expected that there will be two markets in Illumina common stock. Illumina common stock that trades in the “regular way” market under the symbol “ILMN” will trade with an entitlement to shares of GRAIL common stock to be distributed pursuant to the Distribution. Illumina common stock that trades in the “ex-distribution” market under the symbol “ILMNV” will trade without an entitlement to shares of GRAIL common stock. On Tuesday, June 25, 2024, the first trading day following the Distribution Date, there will no longer be two markets in Illumina common stock and Illumina will continue to trade on Nasdaq under the ticker symbol “ILMN.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 5, 2024

ILLUMINA, INC.

By:	/s/ Charles Dadswell
Name:	Charles Dadswell
Title:	General Counsel and Secretary